UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2025

Modine Manufacturing Company

(Exact name of registrant as specified in its charter)

Wisconsin	001-01373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(262) 636-1200

(Former name or former address, if changed since last report.)	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	MOD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Information to be Included in the Report

Item 8.01Other Events.

On March 6, 2025, the Board of Directors (the “Board”) of Modine Manufacturing Company (“the “Company”) authorized a new share repurchase program (the “Share Repurchase Program”) that allows the Company to repurchase up to $100 million of its common stock, par value $0.625 per share (the “common stock”). The timing and amount of repurchases will depend on a variety of factors including ongoing assessments of the capital needs of the business, share price, trading volumes and general market conditions. The Share Repurchase Program is to be conducted in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Shares of common stock may be repurchased from time to time on the open market, in privately negotiated transactions, or otherwise, including pursuant to one or more trading plans adopted in accordance with Rule 10b5-1(c) under the Exchange Act.

The authorization does not require the Company to purchase a specific number of shares, nor does it obligate the Company to make any repurchases at any specific time. The Share Repurchase Program is effective immediately, does not expire, and will continue until the aggregate repurchase amount that has been approved by the Board has been expended. The Share Repurchase Program may be suspended, extended, modified or discontinued by the Board at any time.

On March 7, 2025, the Company issued a press release announcing that its Board had approved the Share Repurchase Program.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being furnished herewith:

99.1	Press Release issued March 7, 2025.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

	By:	/s/ Neil D. Brinker
Neil D. Brinker
President and Chief Executive Officer

Date: March 7, 2025

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